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                                                                   Exhibit 99.4

                         NOTICE OF GUARANTEED DELIVERY

                                   to Tender
                    Outstanding 7.25% Senior Notes Due 2012
                                      of
                   Sunoco Logistics Partners Operations L.P.
        Pursuant to the Exchange Offer and Prospectus Dated      , 2002

   As set forth in the Prospectus, dated          , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Sunoco Logistics Partners Operations L.P. (the "Company") under the caption "Exchange Offer-- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 7.25% Senior Notes due 2012 of Sunoco Logistics Partners Operations L.P., this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 7.25% Senior Notes due 2012 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer--Procedures for Tendering" in the Prospectus.

  The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m., New York
   City time, on          , 2002 (the "Expiration Date"), unless the Exchange
                       Offer is extended by the Company.

                 The Exchange Agent for the Exchange Offer is:

                      Wachovia Bank, National Association
                     (formerly First Union National Bank)

              By Mail:                    By Overnight Courier and Hand              By Facsimile:
 Wachovia Bank, National Association                Delivery:                        (704) 590-7628
(formerly First Union National Bank)   Wachovia Bank, National Association  (For Eligible Institutions Only)
   1525 West W.T. Harris Boulevard    (formerly First Union National Bank)
             NC1153 3C3                  1525 West W.T. Harris Boulevard         Confirm By Telephone:
Charlotte, North Carolina 28262-1153               NC1153 3C3                        (704) 590-7410
Attention: Corporate Trust Operations Charlotte, North Carolina 28262-1153
                                      Attention: Corporate Trust Operations

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
 ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER
      OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

   The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

   The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on          , 2002, unless extended by
the Company.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed
Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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
                             DESCRIPTION OF OUTSTANDING NOTES TENDERED
-----------------------------------------------------------------------------------------------------
Certificate Number(s) (if known) of
Outstanding Notes or Account Number
    at the Book-Entry Facility      Aggregate Principal Amount Represented Principal Amount Tendered
----------------------------------------------------------------------------------------------------
                                    ----------------------------------------------------------------
                                    ----------------------------------------------------------------
                                    ----------------------------------------------------------------
                                    ----------------------------------------------------------------
                                                    Total:                          Total:
----------------------------------------------------------------------------------------------------

                    PLEASE SIGN AND COMPLETE
  Signature(s):______________                Name(s):_________________________

  Address:___________________                Capacity (full title), if signing
                   (Zip Code)                in a representative capacity:____

  Area Code and Telephone Number:______________________________

  Dated:_____________________                Taxpayer Identification or Social
                                             Security Number:_________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


                                      2

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                                   GUARANTEE

                   (Not to be used for signature guarantees)

   The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.
 Name of Firm:_______________________________________________________________
 Address:____________________________________________________________________

 ______________________________________________________________________________

 Area Code and Telephone No.:________________________________________________
 Authorized Signature:_______________________________________________________
 Name:_______________________________________________________________________
 Title:______________________________________________________________________

 Dated:______________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.